Registration No. 333-26337





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   --------------------

                                    Form S-3
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   --------------------

                       Orange and Rockland Utilities, Inc.
             (Exact name of Registrant as specified in its charter)

                New York                              13-1727729
          (State of incorporation)         (I.R.S. Employer Identification No.)



                               One Blue Hill Plaza
                           Pearl River, New York 10965
                                 (914) 352-6000
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                                   --------------------

     HYMAN SCHOENBLUM                      or             PETER A. IRWIN, ESQ.
Vice President, Controller and                                Secretary
    Chief Financial Officer


                               One Blue Hill Plaza
                           Pearl River, New York 10965
                                 (914) 352-6000
                 (Name, address, including zip code, and telephone number,
                        including area code, of agent for service)

                                   ---------------------

     Pursuant to Registrant's undertaking in paragraph (3) of Item 17 of this Registration Statement (No. 333-26337), Registrant hereby amends this
Registration Statement to remove from registration 320,053 shares of Registrant's Common Stock ($5.00 par value) that were registered pursuant to this Registration Statement but which were unsold at the termination of this offering.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Hamlet of Pearl River, and State of New York on the 16th day of March, 2000.

                                      ORANGE AND ROCKLAND UTILIITES, INC.


                                      By /s/ Hyman Schoenblum
                                             Hyman Schoenblum
                                       Vice President, Controller and
                                         Chief Financial Officer








March 28, 2000